UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 1, 2022

Federal Realty Investment Trust
Federal Realty OP LP
(Exact name of registrant as specified in its charter)

Federal Realty Investment Trust

Maryland	1-07533	87-3916363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Federal Realty OP LP

Delaware	333-262016-01	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Rose Avenue, Suite 200, North Bethesda, Maryland	20852-4041
(Address of principal executive offices)	(Zip Code)
Registrants’ telephone number including area code:
301/998-8100

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Federal Realty Investment Trust

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest $.01 par value per share, with associated Common Share Purchase Rights	FRT	New York Stock Exchange
Depositary Shares, each representing 1/1000 of a share of 5.00% Series C Cumulative Redeemable Preferred Stock, $.01 par value per share	FRT-C	New York Stock Exchange
Federal Realty OP LP

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule
12b-2
of the Securities Exchange Act of 1934.
Federal Realty Investment Trust
  ☐
Federal Realty OP LP
  ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE
As previously disclosed, on December 2, 2021, the company formerly known as Federal Realty Investment Trust, a Maryland real estate investment trust (“
Old FRT
”), entered into a Merger Agreement and Plan of Reorganization (the “
Merger Agreement
”) with the company formerly known as FRT Holdco REIT, which was a Maryland real estate investment trust and wholly-owned subsidiary of Old FRT (“
Holdco
”), and FRT Merger Sub REIT, which was a Maryland real estate investment trust and wholly-owned subsidiary of Holdco (“
Merger Sub
”). The purpose of the transactions contemplated by the Merger Agreement was for Old FRT to implement a corporate reorganization into a new holding company structure commonly referred to as an Umbrella Partnership Real Estate Investment Trust, or UPREIT (the “
Reorganization
”).
Also as previously disclosed, effective on January 1, 2022, pursuant to the Merger Agreement, Merger Sub merged with and into Old FRT, with Old FRT being the surviving entity and becoming a wholly-owned subsidiary of Holdco (the “
Merger
”). In connection with the Merger, Old FRT’s name was changed to Federal Realty Interim Real Estate Investment Trust, and Holdco’s name was changed to Federal Realty Investment Trust. In this Current Report, we refer to Holdco after the Merger as “
New FRT
.” At the effective time of the Merger, each outstanding capital share of Old FRT was converted on a share for share basis into an equivalent capital share of New FRT. As a result, each shareholder of Old FRT immediately before the Merger owned, immediately after the Merger, common shares, preferred shares and depositary shares of New FRT in the same amounts and percentages as such shareholder owned in Old FRT immediately before the Merger.
Effective on January 5, 2022, also pursuant to the Merger Agreement, Old FRT converted from a Maryland real estate investment trust into a Delaware limited partnership named Federal Realty OP LP (the “
Partnership Conversion
”). In this Current Report, we refer to Old FRT after the Partnership Conversion as the “
Partnership
.”
The purpose of this Current Report is to disclose matters in connection with the completion of the Partnership Conversion.

Item 1.01.	Entry into a Material Definitive Agreement.
The information set forth above under Explanatory Note is incorporated hereunder by reference.
Amendments to Loan Agreements
As previously disclosed, effective as of January 1, 2022, Old FRT entered into (i) the Second Amendment to its Amended and Restated Credit Agreement, dated as of July 25, 2019, by and among Old FRT, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders and other financial institutions party thereto (the “
Credit Agreement
”), and (ii) the Second Amendment to its Term Loan Agreement, dated May 6, 2020, among Old FRT, as borrower, PNC Bank, National Association, as administrative agent, and the lenders and other financial institutions party thereof (the “
Term Loan Agreement
” and such amendments in items (i) and (ii), collectively the “
Amendments
”). Among other things, the Amendments give effect to or otherwise take account of, and provide the consent of the applicable lenders to, the Merger and the Partnership Conversion, as applicable. The Partnership, as successor to Old FRT following the Partnership Conversion, will remain the borrower under both the Credit Agreement and the Term Loan Agreement. Neither New FRT nor the General Partner (as defined below) are expected to guarantee the Partnership’s obligations under either the Credit Agreement or the Term Loan Agreement at this time.
The foregoing summary of the Amendments does not constitute a complete description of, and is qualified in its entirety by reference to, the terms and conditions of the Amendments, which are attached hereto as Exhibits 10.1 and 10.2.
Partnership Conversion
As disclosed above, the Partnership Conversion became effective on January 5, 2022. Federal Realty GP LLC, a Delaware limited liability company (the “
General Partner
”), will be the sole general partner of the Partnership. New FRT owns 100% of the limited liability company interests of, is the sole member of and will exercise exclusive control over the General Partner. New FRT is initially the sole limited partner of the Partnership.
Following the Reorganization, including both the Merger and the Partnership Conversion, the business, management and trustees of New FRT are identical to the business, management and trustees of Old FRT immediately before the Reorganization, except that we expect to conduct the business of the company exclusively through the Partnership. The consolidated assets and liabilities of New FRT immediately following the Reorganization are identical to the consolidated assets and liabilities of Old FRT immediately before the Reorganization. None of the properties owned by Old FRT or its subsidiaries or any interests therein have been or will be transferred as part of the Reorganization. All material indebtedness of Old FRT immediately prior to the Reorganization is expected to be indebtedness of the Partnership immediately after the Reorganization. The Partnership is expected to remain the borrower under Old FRT’s $1.0 billion revolving credit facility and $300 million term loan, and the Partnership will remain the obligor under all of Old FRT’s outstanding senior notes and debentures. New FRT is not expected to have material assets or liabilities other than through its investment in the Partnership.
Also on January 5, 2022, the Partnership entered into a separate supplemental indenture (collectively, the “
Supplemental Indentures
”) with U.S. Bank, National Association with respect to each of (i) Old FRT’s Indenture dated December 1, 1993 (related to Old FRT’s 7.48% Debentures due August 15, 2026; and 6.82% Medium Term Notes due August 1, 2027), and (ii) Old FRT’s Indenture dated as of September 1, 1998 (related to Old FRT’s 2.75% Notes due 2023, 3.95% Notes due 2024, 4.50% Notes due 2044, 3.625% Notes due 2046, 3.25% Notes due 2027, 3.20% Notes due 2029, 3.50% Notes due 2030 and 1.25% Notes due 2026). The sole purpose of the Supplemental Indentures was to clarify that the terms “Board of Trustees” and, certain cases, “trustee” in each of the indentures refers to the board of trustees of New FRT. The Supplemental Indentures are attached hereto as Exhibits 4.1 and 4.2.
Partnership Agreement
At the effective time of the Partnership Conversion, New FRT and the General Partner entered into the Agreement of Limited Partnership of the Partnership (the “
Partnership Agreement
”). A summary of the material terms of the Partnership Agreement is set forth below. This summary is not complete and is subject to and qualified in its entirety by reference to the applicable provisions of Delaware law and the Partnership Agreement, which is attached hereto as Exhibit 3.2.
General
New FRT, through its ownership and control of the General Partner, has the exclusive power to manage and conduct the business and affairs of the Partnership, subject to certain limited approval and voting rights of the Partnership’s limited partners (the “
Limited Partners
”).
In the future, some of our property acquisitions could be financed by issuing units of limited partnership interest in the Partnership (“
OP Units
”) in exchange for properties owned by third parties. Such third parties would then generally be entitled to share in cash distributions from, and in the profits and losses of, the Partnership in proportion to their respective percentage interests in the Partnership if and to the extent authorized by the General Partner. As of January 5, 2022, New FRT owned 100% of the outstanding OP Units. New FRT will hold a number common OP Units equivalent to the number of common shares of beneficial interest of New FRT (“
New FRT Common Shares
”) outstanding from time to time. Likewise, New FRT will hold preferred OP Units equivalent in number—and, in certain respects, in preferences—to New FRT’s preferred shares outstanding from time to time. New FRT’s interest in the Partnership generally entitles it to share in cash distributions from, and in profits and losses of, the Partnership in proportion to its percentage ownership. OP Units may be issued to third parties in the future on parity with the common OP Units held by New FRT, or they may be issued with one or more preferences with respect to distributions, and/or rights upon liquidation, winding up or dissolution of the Partnership. Holders of outstanding OP Units will, subject to certain limitations and procedural requirements set forth in the Partnership Agreement, have the right to elect to redeem their OP Units for cash, based upon the value of an equivalent number of New FRT Common Shares at the time of the election to redeem, subject to our right to acquire the OP Units tendered for redemption in exchange for an equivalent number of New FRT Common Shares. We do not expect to the OP Units to be listed on any securities exchange or quoted on any inter-dealer quotation system.
Provisions in the Partnership Agreement may delay or make more difficult unsolicited acquisitions of us or changes in our control. These provisions could discourage third parties from making proposals involving an unsolicited acquisition of us or change of our control, although some shareholders might consider such proposals, if made, desirable. These provisions also make it more difficult for third parties to alter the management structure of the Partnership without the concurrence of New FRT’s board of trustees (the “
New FRT Board
”). These provisions include, among others:

•	redemption rights of limited partners and certain assignees of OP Units;

•	transfer restrictions on OP Units and restrictions on admission of partners;

•	a requirement that the General Partner may not be removed as the general partner of the Partnership without its consent;

•	the ability of the General Partner to issue preferred partnership interests in the Partnership with terms that it may determine, without the approval or consent of any Limited Partner; and

•
restrictions on the ability of the General Partner, the Partnership or New FRT to transfer its interests in the Partnership or otherwise to engage in certain Extraordinary Transactions (as defined below), including in connection with mergers, consolidations and other business combinations, unless certain conditions are met.

Purpose, Business, and Management; Indemnification
The purpose and nature of the Partnership is to conduct any business that may lawfully be conducted by a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act; provided, however, the Partnership may not, without the consent of the General Partner, take or refrain from taking, any action that, in the General Partner’s judgment: (i) could adversely affect New FRT’s ability to continue to qualify as a real estate investment trust for federal income tax purposes (a “
REIT
”); (ii) could subject New FRT to any taxes under Sections 857 or 4981 of the Internal Revenue Code of 1986, as amended (the “
Code
”) or any other related or successor provision under the Code; or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over New FRT, New FRT’s securities or the Partnership. The General Partner is also empowered to do any and all acts and things necessary or prudent to ensure that New FRT will qualify as a REIT (unless New FRT voluntarily terminates or revokes its REIT status), and that the Partnership will not be classified as a “publicly traded partnership” for purposes of Section 7704(b) of the Code, including but not limited to imposing restrictions on transfers and redemptions.
In general, the New FRT Board manages the business and affairs of the Partnership through control of the General Partner, which directs the Partnership’s business and affairs. Subject to certain limited rights set forth in the Partnership Agreement, no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership or New FRT. The General Partner may not be removed by the partners of the Partnership, with or without cause, except with the consent of the General Partner. To the fullest extent permitted by law, whenever a conflict arises between the interests of New FRT or the shareholders of New FRT, on the one hand, and any Limited Partner, on the other hand, the General Partner will endeavor in good faith to resolve the conflict in a manner not adverse to New FRT or the shareholders of New FRT or any Limited Partner; provided, however, that for so long as New FRT owns a direct or indirect controlling interest in the Partnership any conflict that cannot be resolved in a manner not adverse to New FRT or the shareholders of New FRT and any Limited Partner shall be resolved in favor of New FRT or the shareholders of New FRT, as the case may be, and any action taken by the General Partner in connection with any such conflict of interests shall not constitute a breach of the Partnership Agreement or any duty at law, in equity or otherwise.
To the fullest extent permitted by law, the Partnership shall indemnify certain persons against any and all losses and claims that relate to the operations of the Partnership, except (i) if the act or omission of the indemnitee was material to the matter giving rise to the claim and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) in the case of any criminal proceeding, if the indemnitee had reasonable cause to believe that the act or omission was unlawful; or (iii) for any loss resulting from any transaction for which such indemnitee actually received an improper personal benefit in money, property or services in violation or breach of any provision of the Partnership Agreement. Such indemnified parties include the General Partner; New FRT or any of its affiliates; each officer, employee or agent of the Partnership; each director, trustee, officer, employee, member, manager, managing member or agent of the General Partner, New FRT or an affiliate of New FRT; and such other persons (including affiliates of New FRT, the General Partner or the Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.
Additional Limited Partners
The General Partner may cause the Partnership to issue additional partnership interests and to admit additional Limited Partners from time to time, on such terms and conditions and for such capital contributions as it may establish in its sole and absolute discretion, without the approval or consent of any Limited Partner. Any additional partnership interests may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to distributions, qualifications or terms or conditions of redemption (including, without limitation, terms that may be senior or otherwise entitled to preference over existing partnership interests) as shall be determined by the General Partner, in its sole and absolute discretion and without the approval of any Limited Partner or any other person. Without limiting the generality of the foregoing, the General Partner shall have authority to specify, in its sole and absolute discretion: (a) the allocations of items of partnership income, gain, loss, deduction and credit to each such class or series of partnership interests; (b) the right of each such class or series of partnership interests to share (on a
pari passu
, junior or preferred basis) in partnership distributions; (c) the rights of each such class or series of partnership interests upon dissolution and liquidation of the Partnership; (d) the voting rights, if any, of each such class or series of partnership interests; and (e) the conversion, redemption or exchange rights applicable to each such class or series of partnership interests. Although the Limited Partners may transfer their partnership interests, subject to certain restrictions and procedural requirements set forth in the Partnership Agreement, no person may be admitted as an additional limited partner without the General Partner’s consent, and no approval or consent of any limited partner will be required in connection with the admission of any additional limited partner.
Transfers by the General Partner and New FRT; Extraordinary Transactions
Subject to certain restrictions and conditions set forth in the Partnership Agreement, neither the General Partner nor New FRT may transfer all or any portion of its partnership interests or withdraw as General Partner without the consent of the Limited Partners holding a majority of the outstanding limited partnership interests except: (i) in connection with an Extraordinary Transaction as described below; (ii) in connection with any merger (including a triangular merger), consolidation or other combination with or into another person following the consummation of which the equity holders of the surviving entity are substantially identical to the shareholders of New FRT; or (iii) to any person that is, at the time of such transfer, an affiliate of New FRT that is controlled by New FRT.
The Partnership Agreement places restrictions on the ability of the Partnership, the General Partner and New FRT to engage in certain Extraordinary Transactions. An “
Extraordinary Transaction
,” as defined in the Partnership Agreement, includes (i) a merger (including a triangular merger), consolidation or other combination with or into another person; (ii) the direct or indirect sale, disposition, lease, exchange or other transfer of all or substantially all of the assets in one transaction or a series of transactions; (iii) any reclassification or recapitalization of its outstanding equity interests; or (iv) the adoption of any plan of liquidation or dissolution. The Partnership, the General Partner or New FRT may engage in such an Extraordinary Transaction as long as one of the following conditions is satisfied:

•
As a result of such Extraordinary Transaction, all Limited Partners (other than New FRT and any New FRT subsidiary) will receive, or have the right to receive, for each OP Unit an amount of cash, securities or other property equal in value to the product of an adjustment factor and the greatest amount of cash, securities or other property paid in the Extraordinary Transaction to a holder of one New FRT Common Share in consideration of one New FRT Common Share, provided that if, in connection with such Extraordinary Transaction, a purchase, tender or exchange offer (an “
Offer
”) shall have been made to and accepted by the holders of more than 50% of the outstanding New FRT Common Shares, each holder of OP Units (other than New FRT and any New FRT subsidiary) shall be given the option to exchange its OP Units for the greatest amount of cash, securities or other property that such Limited Partner would have received had it: (a) exercised its redemption rights; and (b) sold, tendered or exchanged pursuant to the Offer the New FRT Common Shares received upon exercise of the redemption right immediately prior to the Offer; or

•
New FRT or a New FRT subsidiary is the surviving entity in the Extraordinary Transaction and either: (i) the holders of New FRT Common Shares do not receive cash, securities or other property in the transaction; or (b) all Limited Partners (other than New FRT or any New FRT subsidiary) receive for each OP Unit an amount of cash, securities or other property (expressed as an amount per New FRT Common Share) that is no less in value than the product of a adjustment factor and the greatest amount of cash, securities or other property (expressed as an amount per New FRT Common Share) received in the Extraordinary Transaction by any holder of New FRT Common Shares; or

•
such Extraordinary Transaction does not result in the transfer of more than 50% of the total voting power of voting securities of New FRT or a transfer of more than 80% of the assets of New FRT in one or a series of related transactions; or

•	the consent of Limited Partners holding a majority of the outstanding limited partnership interests, excluding New FRT and any New FRT subsidiary, has been obtained.

Item 3.03	Material Modification of Rights of Securityholders.
The information set forth under and/or incorporated by reference into Item 1.01 above is incorporated hereunder by reference.

Item 5.01	Changes in Control of the Registrant.
The information set forth under and/or incorporated by reference into Item 1.01 above is incorporated hereunder by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth under and/or incorporated by reference into Item 1.01 above is incorporated hereunder by reference.
The executive officers of Old FRT immediately before the Merger and the Partnership Conversion continue serve in the same positions and hold the same titles with the Partnership immediately after the Partnership Conversion. Following the Partnership Conversion, the Partnership will be governed indirectly by the New FRT Board through New FRT’s ownership and control of the General Partner.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth under and/or incorporated by reference into Item 1.01 above is incorporated hereunder by reference.
Forward-Looking Statements
Certain statements included in this Current Report on Form
8-K
may be forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include statements regarding the intent, belief or current expectations of FRT and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Certain risks and uncertainties may cause our actual results to differ materially from those presented in our forward-looking statements, such as the risk that changes in legislation or regulations may change the tax consequences of the Reorganization, as well as other risks and uncertainties identified as risk factors or otherwise included in our annual report on Form
10-K
filed with the SEC on February 11, 2021. Given these uncertainties, readers are cautioned not to place undue reliance on forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

3.1	Certificate of Limited Partnership of the Partnership.

3.2	Agreement of Limited Partnership of the Partnership, dated as of January 5, 2022, by and between the General Partner and New FRT.

4.1
First Supplemental Indenture, dated as of January 5, 2022, by and between the Partnership and U.S. Bank, National Association, with respect to the Partnership’s Indenture dated December 1, 1993 related to the Partnership’s 7.48% Debentures due August 15, 2026 and 6.82% Medium Term Notes due August 1, 2027.

4.2
First Supplemental Indenture, dated as of January 5, 2022, by and between the Partnership and U.S. Bank, National Association, with respect to the Partnership’s Indenture dated September 1, 1998 related to the Partnership’s 2.75% Notes due 2023, 3.95% Notes due 2024, 4.50% Notes due 2044, 3.625% Notes due 2046, 3.25% Notes due 2027, 3.20% Notes due 2029, 3.50% Notes due 2030 and 1.25% Notes due 2026.

10.1
Second Amendment to Amended and Restated Credit Agreement and Consent, dated as of January 1, 2022, by and among Old FRT, as borrower, each of the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent (previously filed as Exhibit 10.2 to New FRT’s Current Report on Form 8-K filed on January 3, 2022 and incorporated herein by reference).

10.2
Second Amendment to Term Loan Agreement and Consent, dated as of January 1, 2022, by and among Old FRT, as borrower, each of the lenders party thereto and PNC Bank, National Association, as administrative agent (previously filed as Exhibit 10.3 to New FRT’s Current Report on Form 8-K filed on January 3, 2022 and incorporated herein by reference).

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST
FEDERAL REALTY OP LP

Date: January 5, 2022	/s/ Dawn M. Becker
Dawn M. Becker
Executive Vice President-General Counsel and Secretary